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                                                                    EXHIBIT 10.4
                                                                    ------------


                              AMENDMENT NO. 2 TO
                              THE PMI GROUP, INC.
                             EQUITY INCENTIVE PLAN


     THE PMI GROUP, INC., having adopted The PMI Group, Inc. Equity Incentive Plan (the "Plan") and having restated the Plan effective as of August 16, 1999, and having amended the restated Plan on one subsequent occasion, hereby amends the restated Plan effective as of February 18, 1999, by deleting the phrase "Years of Benefit Accrual Service" from clause (b) of the first sentence of
Section 2.31 thereof and substituting the phrase "Years of Vesting Service" therefor.

     IN WITNESS WHEREOF, The PMI Group, Inc., by its duly authorized officer, has executed this Amendment No. 2 to the restated Plan on the date indicated below.



                                           THE PMI GROUP, INC.

                                           By:  /s/ Charles Broom
                                                Vice President, Human Resources


Dated: December 12, 2000